EXHIBIT 99.2

PARTIAL ASSIGNMENT AND BILL OF SALE

This Assignment and Bill of Sale contains provisions requiring one party to be responsible for the negligence, strict liability or other fault of the other party.

STATE OF TEXAS                              '
'           KNOW ALL MEN BY THESE PRESENTS
COUNTY OF HARDIN                       '

This Assignment and Bill of Sale (the “Assignment”) dated April 1, 2010 is from the Parties set out on Exhibit “A”, the interests set out next to the Parties names thereon (hereinafter referred to as “Assignor”) to Blacksands Petroleum Texas, LLC, whose address is c/o Dale A. Dossey 25025 I-45 N., Ste 410, The Woodlands, Texas 77380 (“Assignee”).

I.

That, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor, subject to the terms hereof, does hereby ASSIGN, TRANSFER and CONVEY, effective as of April 1, 2010 at 12:02 a.m., (the “Effective Time”), unto Assignor, all of Assignor’s right, title, and interest, if any, of Assignee as of the Effective Time in and to the following described assets, less and except the Excluded Assets (the “Assets”):

(a)   The oil and gas leases (subject to all depth or other limitations and terms thereof) described on Exhibit “A-1”, insofar and only insofar, as the oil and gas leases cover the lands described in the agreement on Exhibit A-3 (the “Lands”) or appurtenant to the wells described on Exhibit “A-2”, together with Assignor’s interest in any pooled, communitized or unitized acreage to the extent and only to the extent any such wells are a part thereof and all of the rights appurtenant thereto (the “Subject Properties”);

(b)           To the extent located on the Lands or attributable or allocable to the Subject Properties:  (1) all wells (including, but not limited to, the wells described in Exhibit "A-2,” and all other oil, gas, injection, disposal and water wells whether active, idle, plugged or unplugged and whether abandoned or not) (“Wells”), and well equipment (surface and subsurface), all materials, fixtures, facilities, pumps, equipment, leased equipment (if assignable without penalty, cost or liability), electrical distribution systems, tank batteries, flowlines, gathering pipelines, gas facilities, gathering systems, storage, distribution, treating, processing and disposal facilities and tanks, tools, buildings, compressors, and all other real or tangible personal property and fixtures which are located on the Lands and directly used in connection with the production, disposal, gathering, storing, measuring, compression, injection, treating, operating, maintaining, marketing or transportation of production and substances from the Subject Properties and Wells or lands pooled or unitized therewith, and all other improvements located on and which were acquired for or are used in connection with the operation of the Subject Properties, (“Equipment”), (2) the net revenue from all oil, gas, mineral and other hydrocarbon substances produced on or after the Effective Time; all gas imbalances as of the Effective Time, whether overage or underage, and the royalty obligations associated therewith, except as excluded in Section 1.3 below; (3) all contracts insofar as they relate to the Subject Properties, Wells and Equipment, including, without limitation, all orders, unit orders, title opinions and documents, abstracts of title, leases, deeds, unitization agreements, pooling agreements, operating agreements, division of interest statements, participation agreements, license agreements, farmin and farmout agreements, oil and gas leases, assignments, compression and/or processing agreements, and oil and gas sales, purchase,  transportation, gathering and processing contracts and agreements (subject to the terms thereof and any limitation on assignments); (4) all surface leasehold and surface fee estates (but only to the extent overlying and within the boundaries of the Lands or used solely in connection with the Subject Properties), easements, rights-of-way, licenses, authorizations, permits and similar rights and interests, limited by and subject to the rights of third parties and regulatory agencies; (5)  regulatory files and records,  lease files, land files, title and lease records and opinions, operating files, well files, oil and gas sales contract files, gas processing files, logs, test data, production histories, division order files, abstracts, title files and materials (the “Records”), and all rights thereto, limited by and subject to the rights of third parties and applicable Related Agreements; and (6) mineral fee, royalty and overriding royalty interests to the extent directly pertaining to both the Subject Properties and the area underlying and within the boundaries of the Lands.

1.3           Excluded Assets.   Notwithstanding anything in this Assignment to the contrary, the Assets do not include and Assignee agrees and acknowledges that Assignor has reserved and retained from the Assets and hereby reserves and retains unto itself any and all rights, titles and interests in and to (a)  seismic, geologic and geophysical records, information, licenses, processing and interpretations relating to the Assets, (b) any and all records which consist of previous, contemporaneous or subsequent offers, confidentiality agreements, discussions, or analyses associated with the purchase, sale or exchange of the Assets or any part thereof, proprietary information, legal files, corporate records, personnel information, tax information, information covered by a non-disclosure obligation of a third party and information or documents covered by a legal privilege; (c) copies of records retained by Assignor; (d) all claims, rights and causes of action of Assignor against third parties, asserted and unasserted, known and unknown relating to the period prior to the Effective Time relating to the Assets; (e) trucks, communication equipment,  computers and related switching equipment and software or other intellectual property, logo or service mark; (f) all gas, oil or liquids produced prior to the Effective Time (and proceeds therefrom); (g) any refund of taxes, costs or expenses borne by Assignor or Assignor’s predecessors in title attributable to the period of time prior to the

Effective Time; (h) any and all insurance proceeds or proceeds receivable from the settlement or final adjudication of contract disputes with lessors, co-owners, land owners, or operators of the Assets or with assignees, gatherers processors or transporters of hydrocarbons from or attributable to the Assets, including without limitation, settlement of royalty, take-or-pay, pricing or volume adjustments disputes, insofar as said proceeds are attributable to periods of time prior to the Effective Time; (collectively, the "Excluded Assets").

II.

For purposes of Articles III and Article IV of this Assignment, “Property”, “Properties”, “PROPERTY” or “PROPERTIES” mean the real property or properties, surface and subsurface, in which and on which the Assets, or any portion thereof, are located, operated, pertain, or relate and includes the land, if any, described or referred to in Exhibit “A”.

III.

a.           Prior Use of Assets.  ASSIGNEE ACKNOWLEDGES AND AGREES THAT:  THE ASSETS AND PROPERTY HAVE BEEN USED OR MAY HAVE BEEN USED FOR EXPLORATION, DEVELOPMENT, PRODUCTION, STORAGE, TREATMENT, PROCESSING, DISPOSAL, INJECTION AND TRANSPORTATION OF OIL AND GAS AND OTHER SUBSTANCES AND RELATED OIL AND GAS FIELD OPERATIONS.  POLLUTION, SUBSIDENCE, FRACTURES OR PHYSICAL CHANGES IN THE PROPERTY (ABOVE AND BELOW THE SURFACE) MAY HAVE OCCURRED AS A RESULT OF SUCH USES.  THE ASSETS OR THE PROPERTY ALSO MAY INCLUDE BURIED PIPELINES, WASTES AND OTHER EQUIPMENT, WHETHER OR NOT OF A SIMILAR NATURE, THE LOCATIONS OF WHICH MAY BE HIDDEN OR NOT NOW BE KNOWN OR NOT READILY APPARENT BY A PHYSICAL INSPECTION OF THE AFFECTED ASSETS.  HYDROCARBONS AND OTHER SUBSTANCES, INCLUDING HAZARDOUS SUBSTANCES, MAY HAVE COME TO BE RELEASED OR LOCATED ON OR BENEATH THE SURFACE OF THE ASSETS OR THE PROPERTY.

b.   Assumption of Assets in Present Condition.  ASSIGNEE ACKNOWLEDGES AND AGREES THAT (i) ASSIGNEE HEREBY ACCEPTS THE ASSETS SOLELY ON THE BASIS OF ITS OWN INVESTIGATION OF THE PHYSICAL CONDITION OF THE ASSETS AND PROPERTY INCLUDING, WITHOUT LIMITATION, SURFACE AND SUBSURFACE CONDITION; (ii) THE ASSETS AND PROPERTY HAVE BEEN USED IN THE MANNER AND FOR THE PURPOSES SET FORTH ABOVE AND THAT PHYSICAL CHANGES TO THE ASSETS  AND THE  PROPERTY MAY HAVE OCCURRED AS A RESULT OF SUCH USE; (iii) NATURALLY OCCURRING RADIOACTIVE MATERIALS  (“NORM”) AND MAN-MADE MATERIAL FIBERS (“MMMF”) (INCLUDING ASBESTOS) MAY BE PRESENT ON OR IN THE ASSETS; (iv) NORM IS A NATURAL PHENOMENON ASSOCIATED WITH MANY OIL AND GAS FIELDS IN THE UNITED STATES AND THROUGHOUT THE WORLD; (v) ASSIGNEE HAS

MADE ITS OWN DETERMINATION OF THIS PHENOMENON AND OTHER CONDITIONS AFFECTING THE ASSETS AND PROPERTY; (vi) ASSIGNOR DISCLAIMS ANY LIABILITY ARISING OUT OF OR IN CONNECTION WITH ANY PRESENCE OF NORM OR MMMF ON OR AFFECTING THE ASSETS; (vii) ASSIGNEE ASSUMES THE RISK THAT THE ASSETS AND OR PROPERTY MAY CONTAIN OR BE BURDENED OR AFFECTED BY WASTES OR CONTAMINANTS AND ADVERSE PHYSICAL CONDITIONS, INCLUDING THE PRESENCE OF PIPELINES, EQUIPMENT AND OTHER ITEMS OF PERSONAL PROPERTY AND WASTES OR CONTAMINANTS, TANK BOTTOMS, HEATER TREATER SLUDGE AND WASTES WHICH MAY NOT HAVE BEEN REVEALED BY ASSIGNEE’S INVESTIGATION; (viii) ALL RESPONSIBILITY AND LIABILITY RELATED TO DISPOSALS, SPILLS, WASTES OR CONTAMINATION, OR OTHER ADVERSE PHYSICAL CONDITIONS ON, BELOW, OR RELATED TO OR AFFECTING THE ASSETS AND/OR PROPERTY ARE ASSUMED BY ASSIGNEE NOTWITHSTANDING WHEN THE BASIS FOR ANY CLAIM, ACTION, SUIT, JUDGMENT (INCLUDING, WITHOUT LIMITATION, THOSE FOR DEATH, PERSONAL INJURY OR PROPERTY DAMAGE) SHALL HAVE OCCURRED, WHETHER BEFORE, ON OR AFTER THE EFFECTIVE TIME AND ASSIGNEE SHALL INDEMNIFY, DEFEND AND HOLD HARMLESS ASSIGNOR AS PROVIDED IN ARTICLE IV BELOW; (ix) ASSIGNEE HAS INSPECTED OR WAIVED ITS RIGHT TO INSPECT THE RECORDS AND ASSETS FOR ALL PURPOSES AND SATISFIED ITSELF AS TO THE PHYSICAL AND ENVIRONMENTAL CONDITION OF THE ASSETS AND PROPERTY, BOTH SURFACE AND SUBSURFACE, INCLUDING BUT NOT LIMITED TO CONDITIONS SPECIFICALLY RELATED TO THE PRESENCE, RELEASE OR DISPOSAL OF HAZARDOUS SUBSTANCES; (x) IN ACCEPTING THIS ASSIGNMENT, ASSIGNEE IS RELYING SOLELY UPON ITS OWN INSPECTION OF THE ASSETS AND PROPERTY, AND, ASSIGNEE ACCEPTS ALL OF THE SAME IN THEIR “AS IS, WHERE IS” CONDITION WITH ALL FAULTS; (xi) ASSIGNOR HAS MADE AND MAKES NO WARRANTY OR REPRESENTATION, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, AS TO THE ACCURACY OR COMPLETENESS OF ANY DATA, REPORTS, RECORDS, PROJECTIONS, INFORMATION OR MATERIALS NOW, HERETOFORE OR HEREAFTER FURNISHED OR MADE AVAILABLE TO ASSIGNEE IN CONNECTION WITH THIS ASSIGNMENT, INCLUDING, WITHOUT LIMITATION, ANY DESCRIPTION OF THE ASSETS, PRICING ASSUMPTIONS, OR QUALITY OR QUANTITY OF HYDROCARBON RESERVES (IF ANY) ATTRIBUTABLE TO THE ASSETS OR THE ABILITY OR POTENTIAL OF THE ASSETS TO PRODUCE HYDROCARBONS OR THE ENVIRONMENTAL CONDITION OF THE ASSETS OR ANY OTHER MATTERS CONTAINED IN CONFIDENTIAL INFORMATION OR ANY OTHER MATERIALS FURNISHED OR MADE AVAILABLE TO ASSIGNEE BY ASSIGNOR OR BY ASSIGNOR’S, AGENTS OR REPRESENTATIVES; AND (xii) ANY AND ALL SUCH DATA, RECORDS, REPORTS, PROJECTIONS, INFORMATION AND OTHER MATERIALS FURNISHED BY ASSIGNOR OR BY ASSIGNOR’S AGENTS OR REPRESENTATIVES OR OTHERWISE MADE AVAILABLE TO ASSIGNEE ARE

AND WERE PROVIDED TO ASSIGNEE AS A CONVENIENCE, AND SHALL NOT CREATE OR GIVE RISE TO ANY LIABILITY OF OR AGAINST ASSIGNOR, AND THAT ANY RELIANCE ON OR USE OF THE SAME SHALL BE AT ASSIGNEE’S SOLE RISK.

IV.

a.           Claims Defined.  As used in this Assignment “claims”, “CLAIMS”, “claims” or “Claims” shall include costs, expenses, obligations, claims, demands, lawsuits, causes of action, liabilities, damages, fines, penalties and judgments of any kind or character, whether matured or unmatured, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, known or unknown, and all costs and fees (including without limitation, interest, attorneys’ fees, costs of experts, court costs and costs of investigation) incurred in connection therewith, including, but not limited to claims arising from or directly or indirectly related to personal injury, death, property damage or loss, contract, royalty, operating, suspense and capital obligations attributable to the Assets.

b.           [Reserved.]

c.           ASSIGNEE’S RESPONSIBILITIES AND INDEMNITY OBLIGATIONS: (i) EXCEPT FOR ASSIGNOR’S SPECIAL WARRANTY OF TITLE AS PROVIDED IN ARTICLE V BELOW,  IT IS THE EXPRESS INTENT AND AGREEMENT OF ASSIGNOR AND ASSIGNEE THAT ASSIGNEE SHALL ACCEPT THE ASSETS AND PROPERTY IN THEIR "AS IS” AND “WHERE IS" CONDITION, SUBJECT TO AND WITH ANY AND ALL FAULTS, DEFECTS, DEFICIENCIES, IRREGULARITIES AND CLAIMS RELATED OR ATTRIBUTABLE IN ANY MANNER THERETO, INCLUDING, WITHOUT LIMITATION, REDHIBITORY VICES, TITLE DEFECTS, ENVIRONMENTAL DEFECTS, SUBSIDENCE, DECAY, CESSATIONS IN PRODUCTION OR ANY OTHER MATTER AFFECTING IN ANY RESPECT THE TITLE OR PHYSICAL CONDITION OF, OR THE RIGHT TO OWN, USE, OPERATE, POSSESS, DEVELOPE OR ENJOY, THE ASSETS OR THE PROPERTY, WHETHER KNOWN OR UNKNOWN, LIQUIDATED OR UNLIQUIDATED, FIXED OR CONTINGENT, DIRECT OR INDIRECT.

(ii) At, upon and after the Effective Time and without further action or documentation, ASSIGNEE and its successors and assigns (1) shall assume, be responsible for and comply with all duties and obligations, express or implied, arising at any time with respect to the Assets, including, without limitation those arising under or by virtue of any Related Agreements, lease, contract, agreement, document, permit, law, statute, rule, regulation or order of any governmental authority or court (specifically including, without limitation, any governmental request or other requirement to plug, re-plug or abandon or re-abandon any well of whatsoever type, status or classification, or take any restoration, clean-up, remedial or other action with respect to the Assets or Property), (2) shall assume, be responsible for and pay all Claims affecting or arising, directly or indirectly, at any time in connection with the Assets, including, without limitation, claims for personal or property injury or damage, restoration, environmental cleanup, remediation, or compliance, or for any other relief, arising directly or indirectly from or incident to, the use, ownership, occupation, operation, maintenance or abandonment of or production from the Assets, or condition of the Assets or Property, whether latent or patent, including, without limitation, contamination of property or premises with NORM and MMMF, and whether or not arising solely from or contributed to by the negligence in any form, whether active or passive, or of any kind or nature, of Assignor or its predecessors in title or their respective affiliates agents, employees or contractors; and (3) SHALL, TO THE MAXIMUM EXTENT PERMITTED BY LAW (BUT NO FURTHER), DEFEND, INDEMNIFY AND HOLD ASSIGNOR, ITS REPRESENTATIVES (defined below) AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS HARMLESS FROM ANY AND ALL CLAIMS ARISING, ASSERTED OR DUE AT ANY TIME, WHETHER BEFORE, ON OR AFTER THE EFFECTIVE TIME, IN CONNECTION WITH OR RELATED TO THE FOREGOING.

(iii) FURTHER, WITHOUT FURTHER DOCUMENTATION AND WITHOUT LIMITING THE GENERALITY OF THE FOREGOING PROVISIONS,  ASSIGNEE, ITS SUCCESSORS AND ASSIGNS, SHALL, TO THE MAXIMUM EXTENT PERMITTED BY LAW (BUT NO FURTHER), INDEMNIFY, DEFEND AND HOLD HARMLESS ASSIGNOR, ITS REPRESENTATIVES AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS FROM ANY AND ALL CLAIMS ARISING AT ANY TIME, WHETHER BEFORE, ON OR AFTER THE EFFECTIVE TIME, MADE BY ANY PERSON AND ARISING OUT OF OR RESULTING FROM:

(1)	THE REVIEW, INSPECTION AND ASSESSMENT OF THE ASSETS OR THE PROPERTY BY ASSIGNEE;

(2)
THE OWNERSHIP OR OPERATION OF THE ASSETS OR PROPERTY BY OR ON BEHALF OF ASSIGNOR OR ITS PREDECESSORS IN TITLE OR ACTS OR OMISSIONS BY OR ON BEHALF OF ASSIGNOR OR ITS PREDECESSORS IN TITLE IN CONNECTION WITH OR PERTAINING TO THE ASSETS OR PROPERTY;

(3)
THE OWNERSHIP OR OPERATION OF THE ASSETS OR PROPERTY BY OR ON BEHALF OF ASSIGNEE OR ITS SUCCESSORS IN TITLE OR THE ACTS OR OMISSIONS BY OR ON BEHALF OF ASSIGNEE OR ITS SUCCESSORS IN TITLE IN CONNECTION WITH OR PERTAINING TO THE ASSETS OR PROPERTY;

(4)	THE ACTS OR OMISSIONS OF THIRD PARTIES RELATING TO AN ERROR IN DESCRIBING THE ASSETS;

(5)	RIGHTS AND OBLIGATIONS OF THE PARTIES OR THIRD PARTIES UNDER RELATED AGREEMENTS;

(6)	PREFERENTIAL RIGHTS TO PURCHASE OR THE FAILURE BY THIRD PARTIES TO APPROVE OR CONSENT TO ANY ASPECT OF THIS TRANSACTION OR THE SALE OR TRANSFER OF THE ASSETS OR ANY PORTION THEREOF;

(7)
OBLIGATIONS TO PLUG, RE-PLUG, ABANDON OR RE-ABANDON WELLS, REMOVE FACILITIES, EQUIPMENT, PIPELINES AND FLOWLINES, DREDGE, CLOSE PITS AND REMOVE SUMPS, AND RESTORE, CLEAN UP AND/OR REMEDIATE THE ASSETS OR PROPERTY;

(8)	PAYMENTS, ROYALTIES OR DISBURSEMENTS PAYABLE BY ASSIGNEE TO THIRD PARTIES WITH REGARD TO THE ASSETS;

(9)
THE PRESENCE OF NORM OR MMMF OR THE PHYSICAL OR ENVIRONMENTAL CONDITION OF OR RELATING TO THE ASSETS OR PROPERTY OR ANY DISPOSAL SITE (WHETHER ON THE ASSETS OR PROPERTY OR OFFSITE) CONTAINING MATERIALS OR WASTES FROM THE OPERATIONS OR ACTIVITIES ON THE PROPERTY OR ASSETS INCLUDING CLAIMS UNDER ANY LAW OR ENVIRONMENTAL LAW;

(10)	REMEDIATION ACTIVITIES, INCLUDING DAMAGES INCURRED BY ASSIGNEE DURING OR ARISING FROM REMEDIATION ACTIVITIES RELATING TO THE ASSETS OR PROPERTY; AND

(11)	INABILITY OR FAILURE TO OBTAIN THE TRANSFER OF A PERMIT OR AUTHORIZATION OR THE INABILITY TO OBTAIN A PERMIT OR AUTHORIZATION RELATING TO THE ASSETS.

d.           Procedures.  From and after Effective Time, any claim for indemnity hereunder shall be made by written notice, together with a written description of any claims asserted stating the nature and basis of such claim and, if ascertainable, the amount thereof.  The receiving party shall have a period of twenty (20) days after receipt of such notice within which to respond thereto or, in the case of a claim which requires a shorter time for response, then within such shorter period as specified by the sending party in such notice (the “Notice Period”).  If the receiving party denies liability hereunder or fails to provide the defense for any claim, the sending party may defend or compromise the claim as it deems appropriate without prejudice to any of the sending party’s rights hereunder, with no right of the receiving party to approve or disapprove any actions taken in connection therewith by the sending party.  If the receiving party accepts liability or responsibility for the defense of any claim, it shall so notify the sending party at least five (5) days prior to the expiration of the Notice Period and undertake the defense or compromise of such claim with counsel selected by the receiving party and reasonably acceptable to the sending party.  If the receiving party undertakes the defense or compromise of such claim, the sending party shall be entitled, at its own expense, to participate in such defense.  No compromise or settlement of any claim shall be made without reasonable notice to the sending party and without the prior written approve of the sending party, which approval shall not be unreasonably withheld or delayed, unless such compromise or settlement includes a general and complete release of the sending party, its affiliates and their respective Representatives in respect of the matter, with prejudice, and with no express or written admission of liability on the part of the sending party, its affiliates and their respective Representatives, and no constraints on the future conduct of its or their respective businesses.

e.           Participation.  The indemnified party shall have the right at all times to participate, at its sole cost, in the preparation for any hearing or trial related to the indemnities set forth in this Assignment as well as the right to appear on its own behalf or to retain separate counsel to represent it at any such hearing or trial.

f.           Assignee’s Release of Assignor.  Assignee releases and discharges Assignor and Assignor’s Representatives (defined below)  and their respective successors and assigns from all Claims relating to the Assets, the Property or this transaction, regardless of when or how the Claim arose or arises or whether the Claim was foreseeable or unforeseeable.  Assignee’s release of Assignor and its Representatives and their respective successors and assigns includes Claims resulting in any way from the negligence or strict liability of Assignor and its Representatives, whether the negligence or strict liability is active passive, joint, concurrent, or sole.  There are no exceptions to Assignees release of Assignor and its Representatives, and this release is binding on Assignee and its successors and assigns.  ASSIGNEE EXPRESSLY WARRANTS AND REPRESENTS AND DOES HEREBY STATE AND REPRESENT THAT NO PROMISE OR AGREEMENT WHICH IS NOT HEREIN EXPRESSED HAS BEEN MADE TO ASSIGNEE IN EXECUTING THE ASSIGNMENT OR AGREEING TO THIS RELEASE AND THAT ASSIGNEE IS NOT RELYING UPON ANY STATEMENT OR REPRESENTATION OF ASSIGNOR OR ANY AGENT OR REPRESENTATIVES OF ASSIGNOR.  ASSIGNEE HAS BEEN REPRESENTED BY LEGAL COUNSEL AND SAID COUNSEL HAS READ AND EXPLAINED TO ASSIGNEE THE ENTIRE CONTENTS OF THIS ASSIGNMENT AND THE RELEASE AND EXPLAINED THE LEGAL CONSEQUENCES THEREOF.

g.           Retroactive Effect.  Assignee acknowledges that its obligations to release, indemnify, defend, and hold Assignor and its Representatives harmless apply to matters occurring or arising before, on and after the Effective Time to the extent provided in this Assignment.

h.           Inducement to Assignor and Intent.  Assignee acknowledges that it evaluated its obligations under this article that its assumption of these obligations is a material inducement to Assignor to enter into this Assignment. It is the intent of Assignee and Assignor that, to the maximum extent allowed by law or regulation, Assignor, Assignor's Representatives and their respective successors and assigns be indemnified, defended and held harmless by Assignee, its successors and assigns at all times upon and after the Effective Time in a manner so that Assignor and its Representatives and their respective successors and assigns, will be protected as if Assignor has never at any time owned, used  or operated the Assets, Lands, Subject Properties or the Property or any interest therein or pertaining thereto, in whole or in part.

i.           Inurement.   This Assignment is made subject to governmental and regulatory agency laws, rules and regulations and subject to all the terms and the express and implied covenants and conditions of the leases described in said Exhibit “A”.  Further, the terms, covenants and conditions hereof shall be binding upon and shall inure to the benefit of the Assignor and the Assignee and their respective successors and assigns, and such terms, covenants and conditions are effective as stated, shall be covenants running with the lands and the leasehold estates herein assigned and with each transfer or assignment of said lands and leasehold estates, whether or not the terms, covenants and conditions are memorialized in future assignments or other instruments. No future action, agreement or assignment pertaining, all or in part, to this Assignment, the Assets or any rights thereto or thereunder by Assignee or any of its successors or assigns shall relieve Assignee or any of its successors or assigns of any responsibility or liability for the performance of Assignee’s obligations under this Assignment unless expressly agreed to in writing by an authorized officer of Assignor.

j.           Benefit of Indemnities.    The benefit of the indemnities and release provided in this Assignment by Assignee to Assignor shall extend to Assignor and its corporate parent, subsidiaries and respective affiliates and any person who at any time has served or is serving as a director, officer, employee, consultant  or agent thereof (each a “Representative” and collectively “Representatives”), and each of their respective heirs, executors, successors and assigns, and shall apply to all claims subject to indemnity hereunder, including, to the maximum extent allowed by law (and no further), those based on negligence of any nature, including sole negligence, simple negligence, concurrent negligence, active negligence, passive negligence, strict liability or fault of Assignor (or any other indemnified party or Representative) or any other theory of liability or fault, whether of law (whether common or statutory) or in equity.

V.

Special Warranty of Title and Disclaimer of Warranties.  All equipment and other personal property forming any part of the Assets is hereby transferred subject to normal wear and tear and without warranties of any kind whatsoever, whether statutory, express or implied,  and WITH NO WARRANTY AS TO MERCHANTABILITY, FITNESS OR SUITABILITY FOR ANY PARTICULAR PURPOSE. THIS ASSIGNMENT IS MADE WITHOUT ANY EXPRESS, IMPLIED, STATUTORY OR OTHER WARRANTY OR REPRESENTATION WHATSOEVER EXCEPT THAT ASSIGNOR WILL DEFEND THE “SUBJECT PROPERTIES” CONVEYED HEREUNDER FROM AND AGAINST ALL PERSONS CLAIMING THE “SUBJECT PROPERTIES” OR ANY PART THEREOF, BY THROUGH OR UNDER ASSIGNOR, BUT NOT OTHERWISE.

VI.

MISCELLANEOUS

a.           Governing Law.  This Assignment executed in accordance herewith shall be governed by and interpreted in accordance with the laws of the State of Texas, without regard to conflict of law rules that would direct application of the laws of another jurisdiction, except to the extent that it is mandatory that the law of the jurisdiction wherein the Assets are located shall apply.  In the event of any litigation or other proceeding in connection with this Assignment, the venue for any such proceeding shall be in a State of Texas or federal court of competent jurisdiction located in Harris County, Texas, and the prevailing party shall be entitled to recover its reasonable attorney’s fees and costs incurred therein from the other party, in addition to any damages awarded.

b.           Captions.  The captions in this Assignment are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Assignment.

c.           DTPA Waiver.  To the extent applicable to the Assets or any portion thereof, each Assignee hereby waives the provisions of the Texas Deceptive Trade Practices Act, Chapter 17, Subchapter E, Sections 17.41 through 17.63, inclusive (other than Section 17.555, which is not waived), Tex. Bus. & Com. Code.  In order to  evidence its ability to grant such waiver, each Assignee hereby represents and warrants to Assignor that it (i) is in the business of seeking or acquiring, by purchase or lease, goods or services for commercial or business use; (ii) has assets of $5 million or more according to its most recent financial statement prepared in accordance with generally accepted accounting principles; (iii) has knowledge and experience in financial, business and oil and gas matters that enable it to evaluate the merits and risks of the transactions contemplated hereby; (iv) is not in a significantly disparate bargaining position; and (v) that this waiver is a material and integral part of this Assignment and the consideration thereof.

d.           No Sale of Fractional Undivided Interests.  Assignee is Accredited Investor.  Assignee represents and warrants that: it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Assets; it is acquiring the Assets for its own account for investment and not with a view to or for the subdivision, resale, distribution or fractionalization thereof; it has no contract, undertaking, or arrangement with any person to sell, transferor pledge to any person the Assets and it has no present plans to enter into any such contract, undertaking, agreement or arrangement; it understands that the Assets may not have been and will not be registered under the Securities Act of 1933, as amended (the “Act”), or under any state securities laws, and that transferability and sale of the Assets may be restricted without registration under the Act and applicable state securities laws, or an exemption therefrom.  Assignee represents and warrants that it is an “accredited investor” as that item is defined in Regulation D promulgated under the Act.

    e.           Severability.   The provisions of this Assignment are severable.  If a court of competent jurisdiction finds any part of this Assignment to be void, invalid, or otherwise unenforceable (except for the release, waiver, defense and indemnity provisions), this holding will not affect other portions that can be given effect without the invalid or void portion. If any provision in Article IV is found to be void, invalid or otherwise unenforceable by a court of competent jurisdiction it is deemed modified to the limited and minimum extent to conform to applicable law to provide Assignor, and Assignor's Representatives and their respective successors and assigns the greatest possible protection and benefit allowed by applicable law.

            f.            Related Agreements.  Unless specifically provided otherwise in this Assignment, the sale of the Assets is made subject to all oil, gas and mineral leases, assignments, subleases, farmout agreements, joint operating agreements, pooling agreements, letter agreements, easements, rights of way, and all other agreements with respect to or pertaining to the Assets to the extent they are binding on Assignor or Assignor’s affiliates, subsidiaries, or corporate parent (the “Related Agreements”).  Assignee expressly assumes the obligations and liabilities of Assignor and Assignor’s affiliates, subsidiaries or corporate parent under such agreements insofar as the obligations and liabilities concern or pertain to the Assets.  The parties agree that this paragraph is applicable to all instruments whether they are recorded or not.

    g.           Ejusdem Generis  The word “includes” and “including” and their syntactical variants mean “includes, but not limited to” and its corresponding syntactical variants.  The rule of ejusdem generis may not be invoked to restrict or limit the scope of the general term or phrase followed or proceeded by an enumeration of particular examples.

    h.           No Ratification.  Recitation of or reference to any agreement or other instrument in this Assignment, including its exhibits, does not operate to ratify, confirm, revise, or reinstate the agreement or instrument if it has previously lapsed or expired.

    i.           Not to be Construed Against Drafter.  Assignor and Assignee acknowledge that they have read this Assignment, have had the opportunity to review it with an attorney of their respective choice, and have agreed to all its terms.  Under these circumstances, Assignee and Assignor agree that the rule of construction that a contract be construed against the drafter shall not be applied in interpreting this Assignment and that in the event of any ambiguity in any of the terms or conditions of this Assignment, including any exhibits hereto and whether or not placed of record, such ambiguity shall not be construed for or against any party hereto on the basis that such party did or did not author the same.

j.           Waiver of Jury Trial.  ASSIGNOR AND ASSIGNEE DO HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT OR OTHER LEGAL PROCEEDING BASED UPON, ARISING OUT OF OR RELATING TO THIS ASSIGNMENT THE RIGHTS AND OBLIGATIONS UNDER THIS ASSIGNMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

k.           Express Negligence Rule; Conspicuousness.  ASSIGNEE ACKNOWLEDGES THAT THE PROVISIONS IN THIS ASSIGNMENT THAT ARE SET OUT IN ITALICS, IN BOLD, UNDERLINE OR CAPITALS (OR ANY COMBINATION THEREOF) SATISFY THE REQUIREMENTS FOR THE EXPRESS NEGLIGENCE RULE AND/OR ARE CONSPICUOUS.

l.           Counterparts.  This Assignment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

m.           Compliance with Laws.  Assignee will comply with all rules, laws, regulations and statutes applicable to Assignee’s ownership and operation of the Assets.

n.           Recognition.  Assignee will take the necessary steps with the appropriate regulatory entities to ensure that Assignee is recognized as the owner and, if applicable, operator of the Assets, as provided herein.  Assignee will secure new bonds or financial assurance in the required amount such that Assignor’s financial assurance or bonds are released and discharged as to the Assets.  Assignee will remove all signage on the Assets containing the name of Assignor or its affiliates and install signs complying with applicable governmental regulations.

o.           Post-Closing. Within one-hundred and twenty (120) days after April 1, 2010, Assignor shall prepare, in accordance with standard industry and accounting practices, and deliver to Assignee, a final accounting statement to account for revenues and expenses attributable to the Subject Properties relative to the Effective Time. Within thirty (30) days of Assignee's receipt of such final accounting statement, Assignee shall deliver to Assignor a written report containing any changes that it proposes be made to such statement including disclosure of and support for any pre-Effective Time revenue Assignee may have received or expenses Assignee may have paid. The net amount, if any, due to either party shall be paid by the party obligated on or before ten (10) days after the expiration of the thirty (30) day response period of Assignee prescribed herein above.

p.    Assignor Representation.  Assignor hereby represents that no current officer of Assignor responsible for operations in South Texas has actual current knowledge (current being defined as notified within the past 6 months from April 1, 2010) related to demands by the surface owners, mineral owners or other third parties making claims regarding the validity of the leases and contracts set out on Exhibits “A”.

TO HAVE AND TO HOLD the Assets unto the Assignee, its successors and assigns, subject to the terms, covenants and conditions hereinabove set forth.

EXECUTED THIS _______ day of ____________, 2010, to be effective in all respects as of the Effective Time.

ASSIGNOR:

HARVEST ASSET MANAGEMENT, LLC

By: ___________________________________

Name/Title: ____________________________________

CAILEY VICTORIA ANDRES, INC.

By: ___________________________________

Name/Title: ____________________________________

PEARL STATES, INC.

By: ___________________________________

Name/Title: ____________________________________

DISCOVERY DATA, INC.

By: ___________________________________

Name/Title: ____________________________________

CTM 2005, LTD.

By: ___________________________________

Name/Title: ____________________________________

ASSIGNEE:

BLACKSANDS PETROLEUM TEXAS, LLC

By:  ____________________________________

Name/Title:  ___________________________________

ACKNOWLEDGMENTS

STATE OF TEXAS	§
§
COUNTY OF _________	§

This instrument was acknowledged before me on the   day of__________, 2010, by Bob Harvey, as _______________ of Harvest Asset Management, LLC, a Limited Liability Company, on behalf of said company.

I have hereunto set my hand and official seal this ___ day of ______________, 2010.

Notary Public, State of Texas

STATE OF TEXAS	§
§
COUNTY OF _________	§

This instrument was acknowledged before me on the   day of__________, 2010, by Roger Andres, as ________________ of Cailey Victoria Andres Inc., on behalf of said company.

        I have hereunto set my hand and official seal this ___ day of ______________, 2010.

STATE OF TEXAS	§
§
COUNTY OF _________	§

This instrument was acknowledged before me on the   day of__________, 2010, by Chris Cook, as ______________, of Pearl States Inc., on behalf of said company.

        I have hereunto set my hand and official seal this ___ day of ______________, 2010.

STATE OF TEXAS	§
§
COUNTY OF _________	§

    This instrument was acknowledged before me on the   day of__________, 2010, by ___________, as ______________, of Discovery Data, Inc., on behalf of said corporation.

     I have hereunto set my hand and official seal this ___ day of ______________, 2010.

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

This instrument was acknowledged before me on the   day of__________, 2010, by Charles McCord, as President of McCord Investments, General Partner of CTM 2005, Ltd., on behalf of said company.

        I have hereunto set my hand and official seal this ___ day of ______________, 2010.

STATE OF TEXAS	§
§
COUNTY OF MONTGOMERY	§

This instrument was acknowledged before me on the   day of__________, 2010, by Dale Dossey as Manager, of Blacksands Petroleum Texas, LLC, a Limited Liability Company, on behalf of said company.

I have hereunto set my hand and official seal this ___ day of  ___ , 2010.

Notary Public, State of Texas

EXHIBIT “A”
Attached to and made part of that certain Assignment and Bill of Sale made effective
April 1, 2010 by and between Harvest Asset Management, LLC, et al, as Assignor and
Blacksands Petroleum Texas, LLC, as Assignee

Working Interest Owner	Address	Beech Creek #1 Interest to the 8/8ths	Beech Creek #2 Interest to the 8/8ths

Harvest Asset Management, LLC	6951 Virginia Pkwy, Suite 3004 McKinney, Texas 75071	15%	9%
Cailey Victoria Andres, Inc.	13260 Josey Lane #3 Farmers Branch, Texas 75206	5%	5%
Pearl States, Inc.	5521 Greenville Dallas, Texas 75206	5%	5%
Discovery Data, Inc.	6780 Abrams Road, #103-236 Dallas, Texas 75231	2.0587%	2.4337%
CTM 2005, Ltd.	1021 Main Street, Suite 1430 Houston, Texas 77002	3%	3%

Totals	30.0587%	24.4337%

EXHIBIT “A-1”
Attached to and made part of that certain Assignment and Bill of Sale made effective
April 1, 2010 by and between Harvest Asset Management, LLC, et al, as Assignor and
Blacksands Petroleum Texas, LLC, as Assignee

LEASES:

Oil and Gas Lease by and between BP America Production Company, as Lessor and MD Petroleum, as Lessee, memorandum recorded in Book 1546, Page 657 in the Official Public Records of Hardin County, Texas.

Oil and Gas Lease by and between BP America Production Company, as Lessor and Gaither Asset Management as Lessee, memorandum recorded in Book 1635, Page 730 in the Official Public Records of Hardin County, Texas.

EXHIBIT “A-2”
Attached to and made part of that certain Assignment and Bill of Sale made effective\
April 1, 2010 by and between Harvest Asset Managment, LLC, et al. as Assignor and
Blacksands Petroleum Texas, LLC, as Assignee

Well Numbers

Beech Creek #1
Beech Creek #2

EXHIBIT “A-3”
Attached to and made part of that certain Assignment and Bill of Sale made effective
April 1, 2010 by and between Harvest Asset Management, LLC, et al. as Assignor and
Blacksands Petroleum Texas, LLC, as Assignee

PARTIES	DATE	TYPE
GAITHER PETROLEUM CORP. ET AL	2/6/2006	JOINT OPERATING AGREEMENT